Investment Securities - Total Gross Realized Gains and Gross Realized Losses from Sale of Investment Securities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Investments, Debt and Equity Securities [Abstract]
Gross realized gains	$ 4,257	$ 1,656	$ 414
Gross realized losses	2,879	827	223
Net realized gains	$ 1,378	$ 829	$ 191